Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT
AND ADDITIONAL TERM LOAN AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND ADDITIONAL TERM LOAN AGREEMENT, dated as of May 20, 2016 (this “Agreement”) is entered into among Dycom Industries, Inc., a Florida corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, have entered into that certain Credit Agreement, dated as of December 3, 2012 (as amended and restated by that certain First Amendment to Credit Agreement and First Amendment to Pledge Agreement, dated as of April 24, 2015, as amended by that certain Second Amendment to Credit Agreement, dated as of September 9, 2015, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, (a) pursuant to Section 2.01(c) of the Credit Agreement, the Borrower has requested that the Incremental Lenders (as hereinafter defined) provide an Additional Term Loan under the Credit Agreement in an aggregate principal amount equal to $200,000,000 and (b) the Credit Parties have requested that the Lenders party hereto amend the Credit Agreement as set forth below; and

WHEREAS, (a) each of the Incremental Lenders have agreed to provide a portion of such Additional Term Loan as set forth on Schedule 2.01 attached hereto on the terms and conditions set forth herein and (b) the Administrative Agent and the Lenders agree to provide such requested amendments subject to the terms and conditions herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Incorporation of Recitals. The recitals to this Agreement are incorporated fully and made a part of this Agreement.

2.    Additional Term Loans.

(a)    Each of Bank of America, Wells Fargo Bank, National Association, SunTrust Bank, PNC Bank, National Association, Citizens Bank, Goldman Sachs Bank USA, Regions Bank and Florida Community Bank (each an “Incremental Lender” and collectively, the “Incremental Lenders”) hereby agrees to provide a Term Loan Commitment to the Borrower in an amount equal to its Term Loan Commitment set forth on Schedule 2.01 attached hereto. Each Incremental Lender’s Applicable Percentage of the aggregate amount of Term Loan Commitments as of the date hereof shall be as set forth on Schedule 2.01 attached hereto. The existing Schedule 2.01 to the Credit Agreement shall be deemed to be amended to include the information set forth on Schedule 2.01 attached hereto.
(b)    Each Incremental Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to

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consummate the transactions contemplated hereby and by the Credit Agreement as amended by this Agreement and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and, based on such information, has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (v) it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement (including pursuant to Section 3.01(e) of the Credit Agreement), duly completed and executed by such Incremental Lender; and (b) agrees that it will (i) independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents and (ii) perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.
(c)    The Applicable Rate with respect to the Additional Term Loan established pursuant to this Agreement shall be the Applicable Rate set forth in the Credit Agreement.
(d)    The Maturity Date for the Additional Term Loan established pursuant to this Agreement shall be Maturity Date set forth in the Credit Agreement.
(e)    The Borrower shall repay the outstanding principal amount of the Additional Term Loan established pursuant to this Agreement in installments on the dates and in the amounts set forth in the table below (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05 of the Credit Agreement), unless accelerated sooner pursuant to Section 9.02 of the Credit Agreement; provided that if the payment date set forth below is not a Business Day, payment shall be due on the immediately preceding Business Day:

Payment Dates	Principal Amortization Payment
October 31, 2016	$2,500,000.00
January 31, 2017	$2,500,000.00
April 30, 2017	$2,500,000.00
July 31, 2017	$2,500,000.00
October 31, 2017	$2,500,000.00
January 31, 2018	$2,500,000.00
April 30, 2018	$3,750,000.00
July 31, 2018	$3,750,000.00
October 31, 2018	$3,750,000.00
January 31, 2019	$3,750,000.00
April 30, 2019	$5,000,000.00
July 31, 2019	$5,000,000.00
October 31, 2019	$5,000,000.00
January 31, 2020	$5,000,000.00

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The Outstanding Amount of the Additional Term Loan established pursuant to this Agreement, together with unpaid accrued interest, shall be due and payable in full on the Maturity Date.
3.    Amendments to Credit Agreement. The Credit Agreement is amended as follows:

(a)The following new definitions are included in Section 1.01 of the Credit Agreement in the proper alphabetical order as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Third Amendment Effective Date” means May 20, 2016.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)The definition of “Joint Lead Arrangers” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Joint Lead Arrangers” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement) and Wells Fargo Securities, in their capacities as joint lead arrangers and joint bookrunners.

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(c)Clause (d) in the definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

(d)Section 1.03(b) of the Credit Agreement is hereby amended by inserting the phrase “determining compliance with any covenant contained herein, including for” immediately following the phrase “for the purposes of” in the last sentence thereof.

(e)The introductory paragraph to Section 2.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

At any time after the Third Amendment Effective Date, the Borrower may, at any time, upon written notice to the Administrative Agent, establish additional credit facilities (collectively, the “Incremental Credit Facilities”) by increasing the Aggregate Revolving Commitments and/or establishing one (1) or more additional term loans (each such term loan, an “Additional Term Loan” and, together with the Term Loan A and any other Additional Term Loans, collectively, the “Term Loans”) at any time prior to the date that is six (6) months prior to the Maturity Date; provided that, in any such case:

(f)Section 2.01(c)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)    the aggregate amount of loans and commitments for all Incremental Credit Facilities established after the Third Amendment Effective Date as an Incremental Credit Facility shall not exceed (determined on the date such Incremental Credit Facilities are established) the greater of (A) ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) and (B) an aggregate amount such that, after giving effect to such Incremental Credit Facility on a Pro Forma Basis (assuming for purposes hereof, that the amount of the incremental commitments is fully drawn and funded), the Consolidated Senior Secured Leverage Ratio does not exceed 2.25:1.00;

(g)The last sentence in Section 2.15(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting

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Lender’s increased exposure following such reallocation; provided, however, that any such claim shall be subject to Section 11.19.

(h)	A new Section 6.21 is hereby added to the Credit Agreement to read as follows:

6.21    No EEA Financial Institution.

No Credit Party is an EEA Financial Institution.

(i)	The reference to “2.75:1.00” in Section 8.01(i) is hereby amended to read “3.00:1.00”.

(j)Section 8.09(d)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i) the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests may not exceed $25,000,000 in any twelve (12)-month period plus the portion of such amount available but unused from prior twelve (12)-month periods and

(k)	Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

8.12    Capital Expenditures.

Each of the Credit Parties will not, nor will it permit any of its Restricted Subsidiaries to, make or become legally obligated to make Consolidated Capital Expenditures (excluding normal replacements and maintenance that are properly charged to current operations), except for Consolidated Capital Expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Restricted Subsidiaries, the sum of (i) $200,000,000 during any fiscal year plus (ii) Consolidated Capital Proceeds during such fiscal year plus (iii) thirty percent (30%) of Consolidated EBITDA (determined after giving effect to all Permitted Acquisitions on a Pro Forma Basis), provided that the amount set forth in this clause (iii) shall be available only to the extent that there shall exist no Default or Event of Default immediately before and immediately after giving effect to any proposed expenditure.

(l)A new Section 11.19 is hereby added to the Credit Agreement immediately following Section 11.18 of the Credit Agreement to read as follows:

11.19    Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

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(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

4.    Conditions Precedent. This Agreement shall be effective upon satisfaction or waiver in accordance with Section 11.01 of the Credit Agreement of the following conditions precedent (the “Effective Date”):

(a)    Execution of Agreement. Receipt of counterparts of this Agreement executed by a duly authorized officer of each of the Borrower, the Guarantors, the Administrative Agent, the Required Lenders and each Incremental Lender.

(b)    Organization Documents, Resolutions, Etc. Receipt of the following (or their equivalent) for each Credit Party, each (other than with respect to clause (iv)) certified by the secretary or assistant secretary of such Credit Party as of the Effective Date to be true and correct and in force and effect:

(i)    Articles of Incorporation. Copies of the articles of incorporation or charter documents certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its organization, or, if applicable, a certificate of the secretary or assistant secretary of such Credit Party as of the Effective Date certifying that no changes have been made to the articles of incorporation or charter documents of such Credit Party since date on which such documents were previously delivered to the Administrative Agent.

(ii)    Resolutions. Copies of resolutions of the board of directors or comparable managing body approving and adopting the Amendment, the transactions contemplated herein and authorizing execution and delivery hereof.

(iii)    Bylaws. Copies of the bylaws, operating agreement or partnership agreement or, if applicable, a certificate of the secretary or assistant secretary of such Credit Party as of the Effective Date certifying that no change has been made to the bylaws, operating agreement or partnership agreement of such Credit Party since the date on which such documents were previously delivered to the Administrative Agent.

(iv)    Good Standing. Copies, where applicable, of certificates of good standing, existence or its equivalent certified as of a recent date by the appropriate Governmental Authorities of the State of organization.

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(c)    Certificates. Receipt of (A) a compliance certificate from a Responsible Officer of the Borrower demonstrating compliance with the financial covenants in Section 7.07 of the Credit Agreement after giving effect to the Additional Term Loan established pursuant to this Agreement on a Pro Forma Basis (assuming for purposes hereof, that such Additional Term Loan is fully drawn and funded), and (B) a certificate from a Responsible Officer of the Borrower certifying that the conditions set forth in Sections 2.01(c)(v), 5.02(a)(i) and 5.02(a)(ii) of the Credit Agreement have been satisfied.

(d)    Fees and Expenses. Receipt by the Administrative Agent and the Lenders of all fees then owing on the Effective Date and receipt by legal counsel to the Administrative Agent of all reasonable and documented fees, expenses and disbursements required to be paid on or before the Effective Date that have been invoiced a reasonable period of time prior to the Effective Date.

5.    Miscellaneous.

(a)    [Reserved].

(b)    Each Credit Party (i) agrees to all of the terms and conditions of this Agreement, (ii) agrees that, except as expressly set forth in this Agreement, this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Credit Documents, (iv) agrees that this Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Credit Documents and (v) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting.

(c)    Effective as of the Effective Date, all references to the Credit Agreement in each of the Credit Documents shall mean the Credit Agreement as amended by this Agreement. This Amendment is a Credit Document.

(d)    Each of the Credit Parties hereby represents and warrants to the Administrative Agent as follows:

(i)    such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(ii)    this Agreement has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii)    no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Agreement.

(e)    Each Credit Party represents and warrants to the Lenders that after giving effect to this Agreement (i) the representations and warranties of such Credit Party set forth in Article VI of the Credit Agreement and the other Credit Documents are (x) with respect to representations and warranties that

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contain a materiality qualification, true and correct (after giving effect to such materiality qualification set forth therein) and (y) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, as of the date hereof with the same effect as if made on an as of the date hereof, except to the extent such representation and warranties expressly relate solely to an earlier date in which case such representations and warranties were (A) with respect to representations and warranties that contain a materiality qualification, true and correct (after giving effect to such materiality qualification set forth therein) and (B) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case, as of such earlier date and (ii) no Default exits.

(f)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g)    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	DYCOM INDUSTRIES, INC., a Florida corporation By: /s/ H. Andrew DeFerrari Name: H. Andrew DeFerrari Title: Senior Vice President and Chief Financial Officer
GUARANTORS:

ANSCO & ASSOCIATES, LLC
a Delaware limited liability company
APEX DIGITAL, LLC
a Delaware limited liability company
BLAIR PARK SERVICES, LLC
a Delaware limited liability company

BROADBAND EXPRESS, LLC
a Delaware limited liability company
BROADBAND INSTALLATION SERVICES, LLC
a Delaware limited liability company
C-2 UTILITY CONTRACTORS, LLC
a Delaware limited liability company
CABLECOM, LLC
a Delaware limited liability company
CAVO BROADBAND COMMUNICATIONS, LLC
a Delaware limited liability company
CCLC, INC.
a Delaware corporation
By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

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DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

CLEARLIGHT TECHNOLOGIES, LLC
a Minnesota limited liability company

CMI SERVICES, LLC
a Florida limited liability company
COMMUNICATIONS CONSTRUCTION GROUP, LLC
a Delaware limited liability company

DYCOM CAPITAL MANAGEMENT, INC.
a Delaware corporation

DYCOM CORPORATE IDENTITY, INC.
a Delaware corporation
DYCOM IDENTITY, LLC
a Delaware limited liability company
DYCOM INVESTMENTS, INC.
a Delaware corporation
ENGINEERING ASSOCIATES, LLC
a Georgia limited liability company
ERVIN CABLE CONSTRUCTION, LLC
a Delaware limited liability company
FIBER TECHNOLOGIES SOLUTIONS, LLC,
a Delaware limited liability company
GLOBE COMMUNICATIONS, LLC
a North Carolina limited liability company
GOLDEN STATE UTILITY CO.
a Delaware corporation

IVY H. SMITH COMPANY, LLC
a Delaware limited liability company

By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

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DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

KANAAN COMMUNICATIONS, LLC
a Delaware limited liability company
LAMBERT’S CABLE SPLICING COMPANY, LLC
a Delaware limited liability company
LOCATING, INC.
a Washington corporation
NEOCOM SOLUTIONS, LLC
a Georgia limited liability company

NICHOLS CONSTRUCTION, LLC
a Delaware limited liability company
NIELS FUGAL SONS COMPANY, LLC
a Delaware limited liability company

NORTH SKY COMMUNICATIONS, LLC
a Delaware limited liability company
PARKSIDE SITE & UTILITY COMPANY CORPORATION
a Delaware corporation
PARKSIDE UTILITY CONSTRUCTION, LLC
a Delaware limited liability company
PAULEY CONSTRUCTION, LLC
an Arizona limited liability company

PBG ACQUISITION V, LLC
a Delaware limited liability company
POINT TO POINT COMMUNICATIONS, INC.
a Louisiana corporation
PRECISION VALLEY COMMUNICATIONS OF VERMONT, LLC
a Delaware limited liability company
PRINCE TELECOM, LLC
a Delaware limited liability company
By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer
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DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

PROFESSIONAL TELECONCEPTS, LLC
an Illinois limited liability company

PROFESSIONAL TELECONCEPTS, LLC
a New York limited liability company

RJE TELECOM, LLC
a Delaware limited liability company

SAGE TELECOMMUNICATIONS CORP. OF COLORADO, LLC
a Colorado limited liability company

SPECTRUM WIRELESS SOLUTIONS, LLC
a Delaware limited liability company

STAR CONSTRUCTION, LLC
a Delaware limited liability company

STEVENS COMMUNICATIONS, LLC
a Delaware limited liability company
TCS COMMUNICATIONS, LLC
a Delaware limited liability company
TELCOM CONSTRUCTION, INC.
a Minnesota corporation
TESINC, LLC
a Delaware limited liability company

TJADER & HIGHSTROM UTILITY SERVICES, LLC
a Delaware limited liability company
TRAWICK CONSTRUCTION COMPANY, LLC
a Florida limited liability company
TRIPLE-D COMMUNICATIONS, LLC
a Delaware limited liability company
UNDERGROUND SPECIALTIES, LLC
a Delaware limited liability company
UTILIQUEST, LLC
a Georgia limited liability company
By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

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DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

VCI CONSTRUCTION, LLC
a Delaware limited liability company
VCI UTILITY SERVICES HOLDINGS, LLC
a Delaware limited liability company
WHITE MOUNTAIN CABLE CONSTRUCTION, LLC
a Delaware limited liability company

By: /s/ H. Andrew DeFerrari
Name: H. Andrew DeFerrari
Title: Treasurer

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DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

MIDTOWN EXPRESS, LLC
a Delaware limited liability company
By: /s/ William P. Healy
Name: William P. Healy
Title: President

OSP SERVICES, LLC
a Delaware limited liability company
By: /s/ William J. Ptak
Name: William J. Ptak
Title: President
VCI UTILITY SERVICES, LLC
a Delaware limited liability company
By: /s/ Frank G. Madera
Name: Frank G. Madera
Title: President

DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

ADMINISTRATIVE

AGENT:	BANK OF AMERICA, N.A., as Administrative Agent
By: /s/ Aamir Saleem
Name: Aamir Saleem
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer, Swingline Lender and an Incremental Lender
By: /s/ Matthew N. Walt
Name: Matthew N. Walt
Title: Vice President

DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and an Incremental Lender
By: /s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director

DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

BRANCH BANKING AND TRUST COMPANY
By: /s/ C. William Buchholz
Name: C. William Buchholz
Title: Senior Vice President

DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

PNC BANK, NATIONAL ASSOCIATION
By: /s/ Britton S. Core
Name: Britton S. Core
Title: Senior Vice President

DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

SUNTRUST BANK
By: /s/ Anika Kirs
Name: Anika Kirs
Title: Vice President

DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

CITIZENS BANK, N.A.
By: /s/ Jason Upham
Name: Jason Upham
Title: Assistant Vice President

DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

FIFTH THIRD BANK
By: /s/ Trey Fogg
Name: Trey Fogg
Title: Vice President

DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

COMPASS BANK
By: /s/ Peter Lewin
Name: Peter Lewin
Title: Senior Vice President

DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

REGIONS BANK
By: /s/ Alfred J. Bacchi
Name: Alfred J. Bacchi
Title: Managing Director

DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

GOLDMAN SACHS BANK USA
By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

FLORIDA COMMUNITY BANK

By: /s/ Jonathan Simoens
Name: Jonathan Simoens
Title: SVP

DYCOM INDUSTRIES, INC.
THIRD AMENDMENT

Schedule 2.01

Lender	Term Loan Commitment	Applicable Percentage of Term Loan Commitment
Bank of America, N.A.	$40,000,000.00	20.000000000%
Wells Fargo Bank, National Association	$40,000,000.00	20.000000000%
SunTrust Bank	$30,000,000.00	15.000000000%
PNC Bank, National Association	$20,000,000.00	10.000000000%
Citizens Bank	$20,000,000.00	10.000000000%
Goldman Sachs Bank USA	$20,000,000.00	10.000000000%
Regions Bank	$20,000,000.00	10.000000000%
Florida Community Bank	$10,000,000.00	5.000000000%
Total:	$200,000,000.00	100.000000000%

DYCOM INDUSTRIES, INC.
THIRD AMENDMENT